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                                                                    EXHIBIT 99.1


                      [PULASKI FINANICAL CORP. LETTERHEAD]



              PULASKI FINANCIAL FILES UNIVERSAL SHELF REGISTRATION
              ----------------------------------------------------

ST. LOUIS, MO - December 22, 2009 - Pulaski Financial Corp. (NasdaqGS:
PULB-News) announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission. When declared effective by the SEC, the shelf registration statement will allow the Company to raise capital from time to time in future offerings, up to an aggregate of $40.0 million, through the sale in any combination of debt securities, common and preferred stock, warrants, depository shares and units. The specific terms of any such future offerings will be established by the Company at the time of each offering, subject to market conditions, and will be described in detail in a prospectus supplement filed at the time of the offering. The Company does not have any immediate plans or commitments to sell securities under the shelf registration statement.

Gary Douglass, President and Chief Executive Officer, commented, "Although we have no definitive plans to raise capital at this time, we believe this registration will enhance our ability to quickly raise capital when needed or desired, and will position us to take advantage of future expansion and other opportunities. In addition, we issued preferred stock and a warrant to the U.S. Department of Treasury on January 16, 2009 in exchange for $32.5 million in cash under the Capital Purchase Program, which we intend to retire in advance of the fifth anniversary of its issuance. We also realize that, while we are currently considered to be well-capitalized with a Tier 1 leverage capital ratio of 9.19% and a total risk-based capital ratio of 12.33% at September 30, 2009, the banking regulators as well as the banking committees of the United States Congress could require higher regulatory capital levels in the future."

Douglass continued, "Although this shelf registration affords us greater flexibility to continue to execute our business model and to pursue opportunities that the current market turmoil may provide, we will continue to be sensitive to how we raise capital considering the effect on book value per common share. In addition, when deploying any new capital, our objective will be to enhance earnings per share and provide strong returns for our common shareholders."

The registration statement on Form S-3 filed with the SEC has not yet become effective. Securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. This news release does not constitute an offer to sell, or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of that state or jurisdiction. Any offer of securities covered by the registration statement will be made solely by means of a prospectus included in the registration statement and a prospectus supplement with respect to such offering.

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Pulaski Financial Corp., operating in its 87th year through its subsidiary,
Pulaski Bank, serves customers throughout the St. Louis metropolitan area. The bank offers a full line of quality retail and commercial banking products through its twelve full-service bank locations in St. Louis and five loan production offices in the St. Louis and Kansas City metropolitan areas. The company's web site can be accessed at www.pulaskibankstl.com.
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THIS NEWS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS ABOUT PULASKI FINANCIAL
CORP., WHICH THE COMPANY INTENDS TO BE COVERED UNDER THE SAFE HARBOR PROVISIONS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS THAT ARE NOT HISTORICAL OR CURRENT FACTS, INCLUDING STATEMENTS ABOUT BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS COVER, AMONG OTHER THINGS, ANTICIPATED FUTURE REVENUE AND EXPENSES AND THE
FUTURE PLANS AND PROSPECTS OF THE COMPANY. THESE STATEMENTS OFTEN INCLUDE THE WORDS "MAY," "COULD," "WOULD," "SHOULD," "BELIEVES," "EXPECTS," "ANTICIPATES," "ESTIMATES," "INTENDS," "PLANS," "TARGETS," "POTENTIALLY," "PROBABLY," "PROJECTS," "OUTLOOK" OR SIMILAR EXPRESSIONS. YOU ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INVOLVE UNCERTAINTIES, AND IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED, INCLUDING CHANGES IN GENERAL BUSINESS AND ECONOMIC CONDITIONS, CHANGES IN INTEREST RATES, LEGAL AND REGULATORY DEVELOPMENTS, INCREASED COMPETITION FROM BOTH BANKS AND NON-BANKS, CHANGES IN CUSTOMER BEHAVIOR AND PREFERENCES, AND EFFECTS OF CRITICAL ACCOUNTING POLICIES AND JUDGMENTS. FOR DISCUSSION OF THESE AND OTHER RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER FROM EXPECTATIONS, REFER TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2009 ON FILE WITH THE SEC, INCLUDING THE SECTIONS ENTITLED "RISK FACTORS." THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS SPEAK ONLY
AS OF THE DATE THEY ARE MADE, AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THEM IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS.

Contact:
Paul J. Milano
Chief Financial Officer
Pulaski Financial Corp.
(314) 878-3523 Ext. 3827